UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                  DATE OF EARLIEST EVENT REPORTED: July 5, 2005


                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)


                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

                                  ------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.        Entry Into a Material Definitive Agreement

     Atwood Oceanics, Inc., a Texas corporation (the "Company"), has amended its $250,000,000 Credit Agreement among the Company, Atwood Oceanics Pacific Limited and Nordea Bank Finland Plc and the other financial institutions named therein originally dated April 1, 2003 (as amended, modified, or supplemented, the "Credit Agreement"). The Fourth Amendment to the Credit Agreement was executed by all parties on or about July 5, 2005, but amended effective as of June 15, 2005 and clarifies the covenants relating to insurance. A copy of the amendment is filed as Exhibit 10.1 hereto.

ITEM 9.01         Financial Statements and Exhibits

     (c) 10.1 Fourth Amendment to Credit Agreement dated June 15, 2005 among the Company, Atwood Oceanics Pacific Limited and Nordea Bank Finland Plc and other financial institutions named therein.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Atwood Oceanics, Inc.


Date:    July 8, 2005                       By: /s/ James Holland
                                            ---------------------
                                                     James Holland
                                                     Senior Vice President





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                    FOURTH AMENDMENT TO THE CREDIT AGREEMENT


     FOURTH AMENDMENT TO THE-* CREDIT AGREEMENT (this "Amendment"), dated as of June 15, 2005, among ATWOOD OCEANICS, INC., a Texas corporation (the "Parent"), ATWOOD OCEANICS PACIFIC LIMITED, a company organized under the laws of the Cayman Islands and a Wholly-Owned Subsidiary of the Parent (the "Borrower"), the Lenders party to the Credit Agreement (as defined herein), and NORDEA BANK FINLAND PLC, NEW YORK BRANCH, a national banking association organized under the laws of the Republic of Finland, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement.


                              W I T N E S S E T H:
                               - - - - - - - - - -


     WHEREAS, the Parent, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of April 1, 2003 (as amended, modified or supplemented from time to time, the "Credit Agreement");

     WHEREAS, the Parent and the Borrower have requested the Lenders to amend, and the Lenders have agreed to amend, certain provisions of the Credit Agreement on the terms and conditions set forth herein; and

     WHEREAS, the parties hereto wish to amend the Credit Agreement on the terms and conditions set forth herein;



         NOW, THEREFORE, it is agreed;

A. Amendment to the Credit Agreement

     1. The Required Lenders hereby waive any Default or Event of Default that may have arisen as a result of the Parent's failure to comply with clause (i) of the second sentence of Section 8.03(a) of the Credit Agreement; provided that the foregoing waiver shall only apply to the mortgagee interest insurance listed in paragraph 10 of Schedule X.

     2. Section 8.03(a) of the Credit Agreement is hereby amended by (i) deleting the second sentence appearing therein in its entirety and (ii) inserting the following new sentence in lieu thereof:

         "In addition to the requirements of the immediately preceding sentence, the Parent will at all times cause insurance of the types described in
         Schedule X to (i) be maintained (with the same scope of coverage as that described in Schedule X) at levels which are at least as great as the respective amount described on Schedule X; provided that the requirement set forth in this clause (i) shall not apply to the mortgagee interest insurance listed in paragraph 10 of Schedule X and


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         (ii) comply with the insurance requirements of each Collateral Rig
         Mortgage and the other Security Documents.".

B. Consents to Collateral Rig Mortgage Amendments.

     1. The Required Lenders hereby consent to the Collateral Agent and the Credit Parties entering into the amendments to the Collateral Rig Mortgages in the form of Exhibit A and Exhibit B attached hereto.

C. Miscellaneous Provisions

     1. In order to induce the Lenders to enter into this Amendment, the Parent and the Borrower hereby represent and warrant to each of the Lenders that immediately after giving effect to this Amendment (i) all of the representations and warranties contained in the Credit Agreement and in the other Credit
Documents are true and correct in all material respects on and as of the Amendment Effective Date (unless such representations and warranties relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and (ii) there exists no Default or Event of Default on the Amendment Effective Date, after giving effect to this Amendment.

     2. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     3. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent.

     4. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     5. This Amendment shall become effective on the date (the "Amendment Effective Date") when the Borrower, the Guarantors and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent.

     6. From and after the Amendment Effective Date, all references in the Credit Agreement and in the other Credit Documents to the Credit Agreement shall be deemed to be referenced to the Credit Agreement as modified hereby.

                                                                 * * *

                           [SIGNATURE PAGES TO FOLLOW]


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



     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.



                                 ATWOOD OCEANICS, INC.,
                                    as Parent and Guarantor



                                 By:    /s/James M. Holland
                                        --------------------
                                 Name:  James M. Holland
                                 Title: Senior Vice President


                                 ATWOOD OCEANICS PACIFIC LIMITED,
                                   as Borrower



                                 By:    /s/Michael A. Cardenas
                                        ----------------------
                                 Name:  Michael A. Cardenas
                                 Title: Director of AOPL


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                                 NORDEA BANK FINLAND PLC,
                                 NEW YORK BRANCH, Individually and as
                                 Administrative Agent



                                 By:    /s/ Martin Lunder
                                        -----------------
                                 Name:  Martin Lunder
                                 Title: Senior Vice President



                                 By:    /s/ Anne Engen
                                        ---------------------
                                 Name:  Anne Engen
                                 Title: Vice President

                                 NORDEA BANK NORGE ASA,
                                 GR. CAYMAN BRANCH,
                                 Individually and as Issuing Lender

                                 By:    /s/ Martin Lunder
                                        -----------------
                                 Name:  Martin Lunder
                                 Title: Senior Vice President



                                 By:    /s/ Anne Engen
                                        -----------------
                                 Name:  Anne Engen
                                 Title: Vice President

                                 SIGNATURE PAGE TO THE FOURTH
                                 AMENDMENT, DATED AS JUNE __, 2005,
                                 TO THE CREDIT AGREEMENT, DATED AS OF
                                 APRIL 1, 2003, AMONG ATWOOD
                                 OCEANICS, INC., ATWOOD OCEANICS
                                 PACIFIC LIMITED, THE LENDERS PARTY
                                 THERETO AND NORDEA BANK FINLAND PLC,
                                 NEW YORK BRANCH, AS ADMINISTRATIVE
                                 AGENT.

                                 NAME OF INSTITUTION:


                                 DVB BANK AG




                                 By:    /s/ Illegible
                                        ------------------
                                 Name:  Illegible
                                 Title: Senior Vice President


                                 By:    /s/ Gorm Eikemo
                                        ----------------
                                 Name:  Gorm Eikemo
                                 Title: Vice President

                                 SIGNATURE PAGE TO THE FOURTH
                                 AMENDMENT, DATED AS JUNE __, 2005,
                                 TO THE CREDIT AGREEMENT, DATED AS OF
                                 APRIL 1, 2003, AMONG ATWOOD
                                 OCEANICS, INC., ATWOOD OCEANICS
                                 PACIFIC LIMITED, THE LENDERS PARTY
                                 THERETO AND NORDEA BANK FINLAND PLC,
                                 NEW YORK BRANCH, AS ADMINISTRATIVE
                                 AGENT.

                                 NAME OF INSTITUTION:

                                 SKANDINAVISKA ENSKILDA BENKEN AB (PUBL.)





                                 By:    /s/ Engling Amundsen
                                        --------------------
                                 Name:  Engling Amundsen
                                 Title: Legal Counsel


                                 By:    /s/ Per Frolich Keyser
                                        -----------------------
                                 Name:  Per Frolich Keyser
                                 Title: Head of Support and Staff functions

                                 SIGNATURE PAGE TO THE FOURTH
                                 AMENDMENT, DATED AS JUNE __, 2005,
                                 TO THE CREDIT AGREEMENT, DATED AS OF
                                 APRIL 1, 2003, AMONG ATWOOD
                                 OCEANICS, INC., ATWOOD OCEANICS
                                 PACIFIC LIMITED, THE LENDERS PARTY
                                 THERETO AND NORDEA BANK FINLAND PLC,
                                 NEW YORK BRANCH, AS ADMINISTRATIVE
                                 AGENT.

                                 NAME OF INSTITUTION:

                                 BAYERISCHE HYPO-UND VEREINSBANK AG




                                 By:    /s/ Isecke
                                        ------------------
                                 Name:  Isecke
                                 Title:


                                 By:    /s/ Marquart
                                        ----------------
                                 Name:  Marquart
                                 Title:

                                 SIGNATURE PAGE TO THE FOURTH
                                 AMENDMENT, DATED AS JUNE __, 2005,
                                 TO THE CREDIT AGREEMENT, DATED AS OF
                                 APRIL 1, 2003, AMONG ATWOOD
                                 OCEANICS, INC., ATWOOD OCEANICS
                                 PACIFIC LIMITED, THE LENDERS PARTY
                                 THERETO AND NORDEA BANK FINLAND PLC,
                                 NEW YORK BRANCH, AS ADMINISTRATIVE
                                 AGENT.

                                 NAME OF INSTITUTION:

                                 HSH NORDBANK




                                 By:    /s/ Radtke
                                        ------------------
                                 Name:  Radtke
                                 Title: Vice President


                                 By:    /s/ Kai Braunsdorf
                                        ----------------
                                 Name:  Kai Braunsdorf
                                 Title: Vice President

                                 SIGNATURE PAGE TO THE FOURTH
                                 AMENDMENT, DATED AS JUNE __, 2005,
                                 TO THE CREDIT AGREEMENT, DATED AS OF
                                 APRIL 1, 2003, AMONG ATWOOD
                                 OCEANICS, INC., ATWOOD OCEANICS
                                 PACIFIC LIMITED, THE LENDERS PARTY
                                 THERETO AND NORDEA BANK FINLAND PLC,
                                 NEW YORK BRANCH, AS ADMINISTRATIVE
                                 AGENT.

                                 NAME OF INSTITUTION:

                                 FORTIS CAPITAL CORP.




                                 By:    /s/ Svein Engh
                                        --------------
                                 Name:  Svein Engh
                                 Title: Managing Director


                                 By:    /s/ C. Tobias Backer
                                        ----------------
                                 Name:  C. Tobias Backer
                                 Title: Senior Vice President